SCHEDULE 14C INFORMATION

             INFORMATION  STATEMENT  PURSUANT TO SECTION 14(C) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Information Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement


                              SEASONS SERIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
 (Name of Person(s) Filing Information Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------
[_] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

--------------------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     3)   Filing Party:

--------------------------------------------------------------------------------
     4)   Date Filed:

--------------------------------------------------------------------------------

SUNAMERICA RETIREMENT MARKETS, INC.
1 SunAmerica Center
Century City
Los Angeles, CA 90067-6022
310.772.6000



                                                             [Logo]
May 31, 2002



Dear Policy Owners:

         The enclosed information statement is being provided to Seasons Select and Seasons Select II Variable Annuity policy owners invested in the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed
Income/Equity, Multi-Managed Income and Large-Cap Growth Portfolios (the "Portfolios") of Seasons Series Trust (the "Trust"), as a result of a change in control of Janus Capital Management ("JCM") (formerly, Janus Capital Corporation "(JCC")). On October 3, 2001, Thomas H. Bailey, President and Chief Executive Officer of JCC, exercised certain rights under a Stock Purchase Agreement (the "Stock Agreement") with Stilwell Financial Inc. ("Stilwell") to sell his remaining 6.2% stake in JCC to Stilwell. The stock sale itself did not constitute a change in control of JCC. However, under the terms of the Stock Agreement with Stilwell, Mr. Bailey no longer has the right to select a majority of the JCC Board of Directors following the transfer of those management rights to Stilwell, which occurred on April 2, 2002. This change is considered a change in control of JCM.

         As a separate matter unrelated to the change in control described above, effective April 1, 2002, JCC, a Colorado corporation, transferred substantially all of its assets and liabilities to JCM, a Delaware limited liability company and its name changed to Janus Capital Management LLC. This is a change in corporate form only and does not constitute a change in control of the organization. All existing personnel, operations, assets and liabilities of JCC have been transferred to JCM.

         These transactions have not had and are not expected to have any immediate impact on JCM's management or on JCM's capacity to provide the type, quality or quantity of services that it currently provides to the Portfolios. Stilwell and Mr. Bailey anticipate that Mr. Bailey will maintain his position as Chief Executive Officer of JCM for the foreseeable future. JCM believes that its operation and day-to-day management will remain largely unchanged.

         As a matter of regulatory compliance, we are sending you this information statement which describes the management structure of the Portfolios, the ownership of JCC and JCM and the terms of the Subadvisory Agreement with JCC which the Trustees have approved.

         THIS DOCUMENT IS FOR YOUR INFORMATION ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION. If you have any questions regarding this change, please call our SunLine customer service center between the hours of 5 a.m. PST and 5 p.m. PST at (800) 445-7862.


Sincerely,


/s/ Jane Aldrich
----------------
Jane Aldrich, CFA
VICE PRESIDENT
SUNAMERICA RETIREMENT MARKETS, INC.


Distributed by SunAmeria Capital Services, Inc.



                         AIG [logo] Member of American International Group, Inc.

                              SEASONS SERIES TRUST
                         MULTI-MANAGED GROWTH PORTFOLIO
                     MULTI-MANAGED MODERATE GROWTH PORTFOLIO
                      MULTI-MANAGED INCOME/EQUITY PORTFOLIO
                         MULTI-MANAGED INCOME PORTFOLIO
                           LARGE-CAP GROWTH PORTFOLIO
                                 P.O. BOX 54299
                           LOS ANGELES, CA 90054-0299

                         -------------------------------

                              INFORMATION STATEMENT

                         -------------------------------

         This information statement is being provided to the Seasons Select and Seasons Select II Variable Annuity policy owners invested in the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity, Multi-Managed Income and Large-Cap Growth Portfolios (the "Portfolios") of Seasons Series Trust ( "Seasons" or the "Trust") in lieu of a proxy statement, pursuant to the terms of an exemptive order Seasons has received from the Securities and Exchange Commission which permits SunAmerica Asset Management Corp. ("SunAmerica ") to hire new subadvisers and to make changes to existing subadvisory contracts with the approval of the Board of Trustees (the "Trustees"), but without obtaining policy owner approval. This information statement is being furnished on behalf of the Trustees of Seasons.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

         This information statement will be mailed on or about May 31, 2002. Copies of the most recent annual and semi-annual reports are available without charge. Copies of such reports may be obtained by writing to the Trust at P.O. Box 54299, Los Angeles, CA 90054-0299 or by calling (800) 445-7862.

PURPOSE OF THE INFORMATION STATEMENT

         On October 3, 2001, Thomas H. Bailey, President and Chief Executive Officer of Janus Capital Management LLC ("JCM") (formerly, Janus Capital Corporation ("JCC")), exercised certain rights under a Stock Purchase Agreement (the "Stock Agreement") with Stilwell Financial Inc. ("Stilwell") to sell his remaining 6.2% stake in JCC to Stilwell (the "Transaction"). The stock sale itself did not constitute a change in control of JCC. However, under the terms of the Stock Agreement with Stilwell, Mr. Bailey will no longer have the right to select a majority of the JCC Board of Directors following the transfer of those management rights to Stilwell, which occurred on April 2, 2002. This change in management control is considered a change in control of JCM which resulted in an "assignment," as that term is defined in Section 2(a)(4) of the Investment Company Act of 1940, as amended (the "1940 Act"). The Subadvisory Agreement, by its terms and consistent with Section 15(a) of the 1940 Act, provides for its automatic termination upon assignment. On March 5, 2002, the Trustees of Seasons approved a new Subadvisory Agreement between SunAmerica and JCC with respect to the Portfolios.

         Effective April 1, 2002, JCC, a Colorado corporation, transferred substantially all of its assets and liabilities to JCM, a Delaware limited liability company and changed its name to Janus Capital Management LLC. This is a change in corporate form only and does not constitute a change in control of the organization. All existing personnel, operations, assets and liabilities of JCC have been transferred to JCM. JCM has represented that this transaction will not affect the overall investment advisory service provided to the Trust and the Portfolios.

THE TRUST

         The  Portfolios   are  separate   investment   series  of  Seasons,   a
Massachusetts business trust. The Trust initially entered into an Investment Advisory Agreement (the "Advisory Agreement") with SunAmerica on January 1, 1999, as amended from time to time. SunAmerica selects the subadvisers for the Portfolios, may manage certain portions of the Portfolios, provides various administrative services and supervises the Portfolios' daily business affairs, subject to general review by the Trustees. The Advisory Agreement authorizes SunAmerica to retain the subadvisers for the Portfolios or portions thereof for which it does not manage the assets. SunAmerica selects the subadvisers it believes will provide the Portfolios with the highest quality investment services, while obtaining, within the Portfolios' overall investment objective, a distinct investment style. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other consideration.

         The   subadvisers  to  the  Trust  act  pursuant  to  agreements   with
SunAmerica. Their duties include furnishing continuing advice and recommendations to the relevant portions of their respective Portfolios regarding securities to be purchased and sold. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers' fees. The Portfolios do not pay fees directly to the subadviser. However, in accordance with procedures adopted by the Trustees, a subadviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent not as principal, and the affiliated broker-dealer may receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act, the rules thereunder and other applicable securities laws.

THE SUBADVISORY AGREEMENT


         Pursuant to the Subadvisory Agreement with SunAmerica dated January 1, 1999 (the "Previous Agreement"), JCC has been serving as subadviser to the Portfolios. The Trustees last approved the continuation of the Previous Agreement between SunAmerica and JCC on August 21, 2001 at a Board meeting held for the annual renewal of subadvisory agreements. The Previous Agreement could terminate upon the sale of Thomas H. Bailey's shares in the transaction. At the Board meeting held on March 5, 2002, the Trustees approved a new Subadvisory Agreement (the "New Agreement") with JCC, identical in all material respects to the Previous Agreement.

         The chart below sets forth for the fiscal  year ended  March 31,  2002:
(1) the investment advisory fees paid to SunAmerica for each of the relevant portfolios; (2) the aggregate fees paid by SunAmerica to all subadvisers managing assets for each of the relevant portfolios; and (3) the fees retained by SunAmerica for each of the relevant portfolios.

------------------------------- ---------------------------- ---------------------------- ----------------------------
PORTFOLIO NAME                  INVESTMENT ADVISORY FEES     FEES PAID TO SUNAMERICA TO   FEES RETAINED BY
                                PAID TO SUNAMERICA (AS A     SUBADVISERS (AS A DOLLAR     SUNAMERICA (AS A DOLLAR
                                DOLLAR AMOUNT AND            AMOUNT AND PERCENTAGE OF     AMOUNT AND PERCENTAGE OF
                                PERCENTAGE OF THE            THE PORTFOLIO'S NET ASSETS)  THE PORTFOLIO'S NET ASSETS)
                                PORTFOLIO'S NET ASSETS)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Multi-Managed Growth            1,108,379 (0.89%)            341,767 (0.27%)              766,612 (0.62%)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Multi-Managed Moderate Growth   1,272,988 (0.85%)            345,620 (0.23%)              927,368 (0.62%)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Multi-Managed Income/Equity       858,177 (0.81%)            214,621 (0.20%)              643,556 (0.61%)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Multi-Managed Income              598,193 (0.77%)            139,596 (0.18%)              458,597 (0.59%)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Large-Cap Growth                  406,858 (0.80%)            203,297 (0.40%)              203,561 (0.40%)
------------------------------- ---------------------------- ---------------------------- ----------------------------


         The New Agreement between JCM and SunAmerica, on behalf of the Portfolios, is substantially similar in form and in substance to the Previous Agreement, in that it (i) provides for the Subadviser to manage the portions of the relevant portfolios allocated to it on a discretionary basis, (ii) provides for the Adviser to compensate the Subadviser for its services, (iii) authorizes the Subadviser to select the brokers or dealers to effect portfolio transactions for the Portfolios, and (iv) requires the Subadviser to comply with the Portfolios' investment policies and restrictions and with applicable law. The New Agreement will not result in an increase in fees to policy owners. A form of the Subadvisory Agreement is attached to this information statement as Exhibit A.

INFORMATION ABOUT JANUS CAPITAL MANAGEMENT LLC

         JCM is a newly created limited liability company formed under Delaware law. JCM is located at 100 Fillmore Street, Denver, Colorado 80206, and serves as investment adviser or subadviser to mutual funds and individual, corporate, charitable and retirement accounts. As of March 31, 2002, JCM had assets under management of approximately $172.8 billion. JCM will succeed to JCC's business and will be a majority-owned direct subsidiary of JCC and indirect subsidiary of Stillwell.

         Stilwell, a publicly traded holding company with principal operations in the financial asset management business, indirectly owns approximately 92% of the outstanding member interests of JCM. Stilwell is located at 920 Main Street, Kansas City, MO 64108.

         JCM's investment philosophy follows a bottom-up approach and is driven by independent fundamental analysis. JCM places particular emphasis on its own proprietary work as the primary source of information on which it bases investment decisions. JCM's sources of investment ideas include business themes, industry themes, management presentations and industry media. JCM builds detailed financial models of companies to analyze such areas as new product introduction, pricing and different business lines. Research of individual companies also includes analysis of competitors and suppliers, demographics, on-site visitation of facilities, and media coverage. JCM seeks to buy the securities of companies that are experiencing above-average unit growth as compared to their peer group or the general economy and that are realizing positive change as a result of new product development, and improved regulatory environment or strong management team. JCM sells aggressively when a company's stock price increases substantially relative to its earnings growth projection (thus presenting an opportunity to take profits) or when a fundamental change in a company's management, business or competition casts doubt upon its earnings expectations.

         The names, business addresses and principal occupations of the interim Board of Directors of JCM are set forth below:

---------------------------------------- -------------------------------------- --------------------------------------
                 NAME                                   ADDRESS                         PRINCIPAL OCCUPATION
---------------------------------------- -------------------------------------- --------------------------------------
Danny R. Carpenter                       Stilwell Financial Inc.                Interim director of JCM since its
                                         920 Main Street, 21st Floor            formation in 2002. He currently
                                         Kansas City, MO 64105                  serves as executive vice president
                                                                                for Stilwell Financial, Inc.
                                                                                ("Stilwell") and director for
                                                                                Stilwell Management, Inc. and Nelson
                                                                                Money Managers PLC. Formerly, vice
                                                                                president of finance and tax for
                                                                                Kansas City Southern Industries
                                                                                ("KCSI") (1995 to 2000); vice
                                                                                president of tax (1993-1995).
---------------------------------------- -------------------------------------- --------------------------------------
Daniel P. Connealy                       Stilwell Financial Inc.                Interim director of JCM since its
                                         920 Main Street, 21st Floor            formation in 2002.  He currently
                                         Kansas City, MO 64105                  serves as vice president and chief
                                                                                financial officer of Stilwell and
                                                                                director for Stilwell Management,
                                                                                Inc. and Nelson Money Managers PLC.
                                                                                Formerly, partner of
                                                                                PricewaterhouseCoopers LLP or its
                                                                                predecessor ("PwC") since 1979.
---------------------------------------- -------------------------------------- --------------------------------------
Thomas A. Early                          100 Fillmore Street                    Interim director of JCM since its
                                         Denver, CO 80206                       formation in 2002. Vice president,
                                                                                general counsel and secretary of JCM
                                                                                and Janus
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
                 NAME                                   ADDRESS                         PRINCIPAL OCCUPATION
---------------------------------------- -------------------------------------- --------------------------------------
                                                                                Distributors LLC; vice president,
                                                                                general counsel, secretary and
                                                                                director of Janus Services LLC,
                                                                                Janus Capital International LLC;
                                                                                Janus Institutional Services LLC
                                                                                and Janus International Holding
                                                                                Company LLC, vice president,
                                                                                general counsel and director to
                                                                                Janus International (Asia) Limited
                                                                                and Janus International Limited,
                                                                                vice president, general counsel and
                                                                                secretary to The Janus Foundation;
                                                                                and director for Capital Trust
                                                                                Manager Limited and Janus World
                                                                                Funds. Formerly, director of Janus
                                                                                Distributors, Inc. (2001) and
                                                                                executive vice president and
                                                                                general counsel/Mutual Funds
                                                                                (1994-1998) of Prudential Insurance
                                                                                Company.

---------------------------------------- -------------------------------------- --------------------------------------
Gwen E. Royle                            Stilwell Financial Inc.                Interim director of JCM since its
                                         920 Main Street, 21st Floor            formation in 2002. Vice president
                                         Kansas City, MO 64105                  and secretary of Stilwell, Loess
                                                                                Corporation, Brookside Water
                                                                                Treatment, Inc., PVI, Inc., Z-Gard,
                                                                                Inc., Kansas City Microwave
                                                                                Communications, Inc. and Fountain
                                                                                Investments, Inc. (2000-present).
                                                                                Formerly, senior assistant vice
                                                                                president and tax counsel of KCSI
                                                                                and assistant secretary of Stilwell,
                                                                                Loess Corporation, Brookside Water
                                                                                Treatment, Inc., PVI, Inc., Z-Gard,
                                                                                Inc., Kansas City Microwave
                                                                                Communications, Inc. and Fountain
                                                                                Investments, Inc. (1996-2000).
---------------------------------------- -------------------------------------- --------------------------------------
Loren M. Starr                           100 Fillmore Street                    Interim director of JCM since its
                                         Denver, CO 80206                       for formation in 2002. Vice
                                                                                President of Finance, treasurer and
                                                                                chief financial officer of JCM, Janus
                                                                                Services LLC and
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
                 NAME                                   ADDRESS                         PRINCIPAL OCCUPATION
---------------------------------------- -------------------------------------- --------------------------------------
                                                                                Janus International Limited; vice
                                                                                president of finance, treasurer,
                                                                                chief financial officer and
                                                                                director of Janus Distributors LLC,
                                                                                Janus Capital International
                                                                                Limited, Janus Institutional
                                                                                Services LLC and Janus
                                                                                International Holding Company LLC;
                                                                                and director of Janus Capital Trust
                                                                                Manager Limited and Janus World
                                                                                Funds. Formerly, managing director,
                                                                                treasurer and head of Corporate
                                                                                Finance and Reporting (1998-2001)
                                                                                for Putnam Investments; and senior
                                                                                vice president of Financial
                                                                                Planning and Analysis (1996-1998)
                                                                                for Lehman Brothers, Inc.


---------------------------------------- -------------------------------------- --------------------------------------

         The members of the interim Board of Directors were elected pursuant to an Operating Agreement between JCM and Stilwell. The JCM Board will be reconstituted and approved by JCM shareholders at a meeting to be held subsequent to the date of this Information Statement.

BOARD OF TRUSTEES' CONSIDERATION

         In approving the Subadvisory Agreements described hereto, the Trustees, at an in-person meeting held on March 5, 2002, considered certain factors, including (i) the nature and quality of the services rendered by JCC (JCM's predecessor), including the credentials and investment experience of its officers and employees; (ii) JCC's investment approach and management style, which is expected to compliment the other investment managers of the Portfolios;
(iii) the structure of JCC and their ability to provide services, based on both financial condition as well as performance record; (iv) comparisons of JCC's subadvisory fees with those of other advisers; and (v) indirect costs and benefits of providing such subadvisory services. In making their determination, the Trustees stressed the importance of JCC's expectation that the management and key personnel involved with the Portfolios would not be affected following the transaction. The Board considered that, following the sale, Stilwell, JCC and Mr. Bailey expect that Mr. Bailey will continue as JCC's Chief Executive Officer for the foreseeable future. The Trustees determined that the subadvisory fees were reasonable, fair and in the best interests of its policy owners.

ADDITIONAL INFORMATION

         The Trust is not required to hold annual meetings of policy owners and, therefore, it cannot be determined when the next meeting of policy owners will be held. Policy owner proposals to be considered for inclusion in the proxy statement for the next meeting of policy owners must be submitted at a reasonable time before the proxy statement is mailed. Whether a proposal submitted would be included in the proxy statement will be determined in accordance with applicable state and federal law.



                                       By Order of the Trustees,



                                       /s/ Robert M. Zakem
                                       -------------------
                                       Robert M. Zakem
                                       VICE PRESIDENT AND ASSISTANT
                                       SECRETARY

Dated: May 31, 2002

                                                                       EXHIBIT A


                              SUBADVISORY AGREEMENT


                  This SUBADVISORY AGREEMENT is dated as of April 3, 2002, by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company (the "Subadviser").


                                   WITNESSETH:

         WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time, (the
"Advisory Agreement") pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, par value $.01 per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

         WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

         WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

         NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

         1. (a) DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, and shall furnish the Adviser with such monthly, quarterly, and annual reports concerning transactions and performance of each Portfolio in the form as reasonably requested by the Adviser. The Subadviser shall also provide the Adviser with such other information and reports as may reasonably be requested by the Adviser from time to time, other than proprietary information, and provided the Subadviser shall not be responsible for portfolio accounting, nor shall it be required to generate information derived from portfolio accounting data. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with
(a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information, and (b) applicable laws and regulations.

            The Subadviser agrees to manage each of the Portfolios set forth in Schedule A (1) in compliance with all applicable federal and state laws governing its operations and investments; (2) so as not to jeopardize either the treatment of the Seasons variable annuity contracts issued by Variable Annuity Account Five (File No. 33-08859; hereinafter "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (3) to minimize any taxes and/or penalties payable by the Trust or such Portfolio. Without limiting the foregoing, the Subadviser agrees to manage each Portfolio
(1) so that it qualifies to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Code, and (2) in compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service's regulations under
Section 817(h) of the Code; (c) applicable state insurance laws to the extent the Adviser notifies the Subadviser of any such applicable state insurance laws;
(d) applicable  federal and state securities,  commodities and banking laws; and
(e) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. For purposes of 2(c) in the preceding sentence, disclosure in the Trust's prospectus and/or statement of additional information of applicable state insurance laws and regulations shall constitute "notice" thereof. For purposes of compliance with this paragraph, the Subadviser shall be entitled to treat the portion of the assets of each Portfolio that it manages as though such portion constituted the entire portfolio, and the Subadviser shall not be responsible in any way for the compliance of other portions of the Portfolio or for compliance of the Portfolio as a whole with this paragraph.

                  (b) The Subadviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio(s). The Subadviser shall not be responsible for the preparation or filing of any reports required of the Portfolio(s) by any governmental or regulatory agency, except as expressly agreed to in writing. The Subadviser shall vote proxies received in connection with securities held by the Portfolio(s).

                  (c) The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

                  (d) The Adviser shall timely furnish Subadviser with such information as may be reasonably necessary for or requested by Subadviser to perform its responsibilities under this Agreement. The Subadviser shall establish and maintain brokerage accounts or other accounts necessary for the purchase or sale of various forms of securities and the Adviser shall take such actions as Subadviser deems advisable or necessary to enable Subadviser to establish such accounts on behalf of the Trust.

         2. PORTFOLIO TRANSACTIONS. The Subadviser is responsible for decisions to buy or sell securities and other investments for a portion of the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

         3. (a) COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (I.E., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

            (b) EXPENSES. Adviser, the Trust and the Portfolio(s) shall assume and pay their respective organizational, operational, and business expenses not specifically assumed or agreed to be paid by Subadviser pursuant to this Agreement. Subadviser shall pay its own organizational, operational, and business expenses but shall not be obligated to pay any expenses of Adviser, the Trust, or the Portfolio(s), including without limitation, (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio(s); and
(c) custodian fees and expenses.

         4. OTHER SERVICES. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser's cost.

         5. REPORTS. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

         6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. The Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio(s). In the event of such activities, the transactions and associated costs will be allocated among such clients (including the Portfolio(s)) in a manner that the Subadviser believes to be equitable to the accounts involved and consistent with such accounts' objectives, policies and limitations.

         7. CERTAIN RECORDS. While the Subadviser is not being engaged to serve as the Trust's official record keeper, the Subadviser nevertheless hereby undertakes and agrees to maintain, in the form and for the period required by
Section 204 of the Advisers Act and Rule 204-2 thereunder, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Subadviser pursuant to the requirements of Rule 204-2 under the Advisers Act. The Subadviser will also, in connection with the purchase and sale of securities for each Portfolio, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information, that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Portfolio.

            The Subadviser agrees that all accounts, books and other records maintained and preserved by it with respect to the Portfolios as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

         8. CONFIDENTIALITY AND PROPRIETARY RIGHTS. The Adviser will not, directly or indirectly, and will not permit its affiliates, employees, officers, directors, agents, contractors, or the Trust to, in any form or by any means, use, disclose, or furnish, to any person or entity, records or information concerning the business of the Subadviser, except as necessary for the performance of its duties under this Agreement or the Advisory Agreement, or as required by law upon prior written notice to the Subadviser. The Subadviser is the sole owner of the name and mark "Janus." The Adviser shall not, and shall not permit the Trust to, without prior written consent of the Subadviser, use the name or mark "Janus" or make representations regarding the Subadviser or its affiliates. Upon termination of this Agreement for any reasons, the Adviser shall immediately cease, and the Adviser shall cause the Trust to immediately cease, all use of the Janus name or any Janus mark.

         9. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity  affiliated with the  Subadviser)  neither the Subadviser nor its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Subadviser shall be subject to liability for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the "Indemnified Parties") from any liability arising from (1) the Subadviser's conduct under this Agreement, or (2) any untrue statement of a material fact in the Trust's registration statement or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance on information furnished by the Adviser.

             (b) The  Subadviser  agrees  to  indemnify  and hold  harmless  the
Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon
(i) any wrongful act or material breach of this Agreement by the Subadviser resulting from Subadviser's disabling conduct , or (ii) any untrue statement of a material fact in the Trust's registration statement or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance on information furnished by the Subadviser; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

             (c) The Subadviser shall not be liable for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by the Subadviser and (ii) acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser or any other subadviser to a Portfolio, which records are not also maintained by the Subadviser. The Adviser agrees that the Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating series and shall comply with subsections (a) and (b) of Section I of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) with respect to the portion of assets of a Portfolio allocated to the Subadviser. The Adviser shall indemnify the Indemnified Parties from any liability arising from the conduct of the Adviser and any other subadviser with respect to the portion of a Portfolio's assets not allocated to the Subadviser.

         10. PERMISSIBLE INTERESTS. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the

Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

         11. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

             With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust. Notwithstanding the foregoing, the Subadviser may terminate the Agreement upon 60 days' written notice in the event of a breach of the Agreement by the Adviser. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

             This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated. The obligations contained in Section 9 shall survive termination of this Agreement.

         12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         13. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

         14. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

         15. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

         16. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

         17. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:


         Subadviser:                Janus Capital Management LLC
                                    100 Fillmore Street, Suite 300
                                    Denver, CO 80206-4923
                                    Attention:  Bonnie M. Howe
                                                Vice President and
                                                Assistant General Counsel

         Adviser:                   SunAmerica Asset Management Corp.
                                    The SunAmerica Center
                                    733 Third Avenue, Third Floor
                                    New York, NY 10017-3204
                                    Attention:  Robert M. Zakem
                                                Senior Vice President and
                                                General Counsel

         with a copy to:            SunAmerica Inc.
                                    1 SunAmerica Center
                                    Century City
                                    Los Angeles, CA 90067-6022
                                    Attention:  Mallary L. Reznik
                                                Secretary, Seasons Series Trust

         IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.




                        SUNAMERICA ASSET MANAGEMENT CORP.



                        By:
                           --------------------------------------------
                           Name:  Peter A. Harbeck
                           Title: President and Chief Executive Officer



                        JANUS CAPITAL MANAGEMENT LLC


                        By:
                           -------------------------------------------------
                           Name:  Bonnie M. Howe
                           Title: Vice President and Assistant General Counsel